PROPERTY AND EQUIPMENT NET (Details) - USD ($)	Jun. 30, 2022	Dec. 31, 2021
Total property and equipment	$ 330,041	$ 347,369
Less: accumulated depreciation	(303,602)	(311,985)
Property and equipment, net	26,439	35,384
Electronic equipment [Member]
Total property and equipment	94,002	98,937
Office Equipment And Furniture [Member]
Total property and equipment	9,103	9,581
Transportation vehicles [Member]
Total property and equipment	$ 226,936	$ 238,851